CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Crazy Woman Creek Bancorp, Incorporated (the "Company") on Form 10-QSB for the quarter ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "report"), we, Gary J. Havens, President and Chief Executive Officer, and John B. Snyder, Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Gary J. Havens                             /s/John B. Snyder
-------------------------------------         ----------------------------------
Gary J. Havens                                John B. Snyder
President and Chief Executive Officer         Vice President and Chief Financial
                                                Officer



February 13, 2003